UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2006
THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.

103 JFK Parkway, Short Hills, New Jersey		07078

(Address of principal executive offices)		(Zip Code)
(973) 921-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under	1
an Off-Balance Sheet Arrangement of a Registrant	2
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.	3
SIGNATURES
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: INDENTURE BETWEEN THE DUN & BRADSTREET CORPORATION AND THE BANK OF NEW YORK
PURPOSE OF FILING
The purpose of this filing is to report to you that we have closed our sale of $300 million in 5.50% Senior Notes due 2011.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On March 14, 2006 The Dun & Bradstreet Corporation (the “Company”) closed its sale of $300 million aggregate principal amount of its 5.50% Senior Notes due 2011 (the “Notes”), pursuant to an Underwriting Agreement dated March 9, 2006, among the Company and Citigroup Global Markets Inc. and J.P. Morgan Chase Securities LLC. The Underwriting Agreement is attached hereto as Exhibit 1.1. The Notes have been registered under the Securities Act of 1933, as amended pursuant to a registration statement on Form S-3 previously filed with the Securities and Exchange Commission.
     The aggregate net proceeds received by the Company from the sale of the Notes were approximately $297,423,000, after deducting the underwriting discount and offering expenses. The Company will use the aggregate net proceeds, together with cash on hand, to repay in full the principal amount of $300 million of its 6.625% Senior Notes due March 15, 2006. The Notes are the Company’s unsecured and unsubordinated obligations and will rank equally with all of its current and future unsecured and unsubordinated indebtedness, including any borrowings under its senior credit facilities, and senior to all of its future subordinated debt. The Indenture (defined below) does not prohibit the incurrence of indebtedness by the Company or its subsidiaries.
     The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of March 14, 2006, between the Company and The Bank of New York, as Trustee. The Notes will mature on February 15, 2011. Interest on the Notes is payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2006. Each interest payment will be made to the persons who are registered holders of the notes on the immediately preceding March 1 and September 1, respectively.
     The foregoing description of the terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture entered into in connection with the issuance and sale of the Notes. The Indenture is attached hereto as Exhibit 4.1.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.
     The following exhibits are being filed herewith:

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of March 9, 2006 among The Dun & Bradstreet Corporation, Citigroup Global Markets Inc. and J.P. Morgan Chase Securities LLC.

4.1	Indenture, dated as of March 14, 2006, between The Dun & Bradstreet Corporation and The Bank of New York, including the Form of 5.50% Senior Notes due 2011.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ David J. Lewinter

Name: David J. Lewinter
Title: Senior Vice-President, General Counsel & Corporate Secretary
DATE: March 14, 2006

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of March 9, 2006 among The Dun & Bradstreet Corporation, Citigroup Global Markets Inc. and J.P. Morgan Chase Securities LLC.

4.1	Indenture, dated as of March 14, 2006, between The Dun & Bradstreet Corporation and The Bank of New York, including the Form of 5.50% Senior Notes due 2011.

2